UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2005

GNC Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-116712 (Commission File Number)	72-1575170 (I.R.S. Employer Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)

(412) 288-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2

Item 1.01 Entry into a Material Definitive Agreement.

     On March 14, 2005, our wholly owned subsidiary, General Nutrition Centers, Inc. (“Centers”), entered into an amended and restated employment agreement with Curtis Larrimer, Centers’ Chief Financial Officer. Mr. Larrimer was also promoted to Executive Vice President GNC Corporation and for Centers. The employment agreement was amended and to reflect Mr. Larrimer's promotion and increase in compensation. The term of the employment agreement expires on December 31, 2006, subject to one year extensions at the option of the company.

     Under the employment agreement, Mr. Larrimer will receive a base salary of $300,000 per year, with annual bonuses in an amount to be determined by Centers’ compensation committee in the exercise of its discretion for the applicable year. Upon Mr. Larrimer’s death or disability, he will be entitled to receive his base salary for the remaining term of the employment agreement and a pro rata bonus. In the event of a termination of Mr. Larrimer’s employment without cause or for good reason (each, as defined in the employment agreement), he will be entitled to receive his base salary for the remaining term of the employment agreement and a pro rata bonus for the year in which he was terminated. If such termination occurs upon or within six months following a change of control (as defined in the employment agreement), Mr. Larrimer will be entitled to receive his base salary for a two-year period following the date of termination.

In connection with his promotion to Executive Vice President, Mr. Larrimer on March 16, 2005, received options to purchase 46,840 shares of GNC Corporation Common Stock at a per share exercise price of $6.00 per share. These shares vest and become exercisable annually in four equal parts from the date of grant. In the event of a change of control of GNC Corporation, all of Mr. Larrimer’s options will become immediately exercisable.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated as of December 14, 2004, amended and restated as of March 14, 2005, by and between General Nutrition Centers, Inc. and Curtis Larrimer.

10.2	Form of Stock Option Agreement.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2005.

GNC CORPORATION
By:	/s/James M. Sander
Name:	James M. Sander
Title:	Senior Vice President, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of December 14, 2004, amended and restated as of March 14, 2005, between General Nutrition Centers, Inc. and Curtis Larrimer.

10.2	Form of Stock Option Agreement.

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